Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 22, 2011 by and among HCC INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”); each of the Lenders which is a party to the Loan Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, Administrative Agent for the Lenders and Lead Arranger (in such capacity, together with its successors in such capacity, the “Agent”).

RECITALS

A.                                   The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of March 8, 2011.  Said Loan Agreement, as heretofore amended,  is herein called the “Loan Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

B.                                     The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

SECTION 1. Amendment to Loan Agreement.  Section 8.5 of the Loan Agreement is hereby amended to read in its entirety as follows:

8.5                                 Redemption, Dividends and Distributions.  At any time:  (a) redeem, retire or otherwise acquire, directly or indirectly, any equity interest in Borrower other than redemptions, retirements and stock repurchases not exceeding, in the aggregate and on a cumulative basis from and after the Effective Date, $750,000,000 which may be made so long as no Event of Default has occurred which is continuing (or would result therefrom) or (b) make any distributions of any Property or cash to the owner of any of the equity interests in Borrower or any of its Material Subsidiaries other than Permitted Dividends.

SECTION 2. Ratification.  Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement (except such representations and warranties which are, by their express terms, limited to a prior date).

SECTION 3. Expenses.  The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

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SECTION 4. Certifications.  The Borrower hereby certifies that after giving effect to this Amendment (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since December 31, 2010 and (b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

SECTION 5. Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

HCC INSURANCE HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Brad T. Irick
Brad T. Irick, Executive Vice President &
Chief Financial Officer

[Signature Page for First Amendment to Loan Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent
and as a Lender

By:	/s/ Chad D. Johnson
Name:	Chad D. Johnson
Title:	Senior Vice President

[Signature Page for First Amendment to Loan Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Debra Basler
Name:	Debra Basler
Title:	Managing Director

[Signature Page for First Amendment to Loan Agreement]

BARCLAYS BANK PLC

By:	/s/ John French
Name:	John French
Title:	Director - Insurance

[Signature Page for First Amendment to Loan Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas A. Kiepura
Name:	Thomas A. Kiepura
Title:	Vice President

[Signature Page for First Amendment to Loan Agreement]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Barrie Davison
Name:	Barrie Davison
Title:	Director

[Signature Page for First Amendment to Loan Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

[Signature Page for First Amendment to Loan Agreement]

AMEGY BANK, NATIONAL ASSOCIATION

By:	/s/ Kelly Nash
Name:	Kelly Nash
Title:	Assistant Vice President

[Signature Page for First Amendment to Loan Agreement]